UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 9, 2026
CROCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

500 Eldorado Blvd., Building 5		80021
Broomfield,	Colorado
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	CROX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.45) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2026, Crocs, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) as a virtual meeting online live via audio webcast, at which the Company’s stockholders approved the Company’s 2026 Equity Incentive Plan (the “Plan”). The Plan provides for the grant of incentive and non-qualified stock options, stock appreciation rights, performance units, restricted stock, restricted stock units, and other stock or cash-based awards. The Plan replaces the Company’s 2020 Equity Incentive Plan (the “2020 Plan”), and no further awards will be made under the 2020 Plan after the effective date of the Plan. The Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2026 (the “Proxy Statement”). The summaries of the Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2026, the Company held the Annual Meeting as a virtual meeting online live via audio webcast. The results of the matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

(a) The nominees for election as Class III directors to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified, were elected based on the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas J. Smach	31,591,434	3,693,557	6,314,062
Beth J. Kaplan	34,130,278	1,154,713	6,314,062
Neeraj S. Tolmare	34,371,151	913,840	6,314,062

(b) The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining
40,872,231	654,907	71,915

(c) The proposal regarding the advisory vote to approve the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
34,434,776	760,141	90,074	6,314,062

(d) The proposal to approve the Crocs, Inc. 2026 Equity Incentive Plan was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,415,101	7,830,864	39,026	6,314,062

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Crocs, Inc. 2026 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: June 10, 2026	By:	/s/ Sara Hoverstock
Sara Hoverstock
Executive Vice President and Chief Legal Officer